Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $15.1 MILLION FOR THE THIRD QUARTER

Bank Demonstrates Solid Performance in Advance of Acquisition of WashingtonFirst

OLNEY, MARYLAND, October 19, 2017 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR), the parent company of Sandy Spring Bank, today reported net income for the third quarter of 2017 of $15.1 million ($0.62 per diluted share) compared to net income of $13.5 million ($0.56 per diluted share) for the third quarter of 2016 and net income of $14.7 million ($0.61 per diluted share) for the second quarter of 2017.

“Our solid core performance this quarter was once again driven by the loan and deposit growth that we’ve achieved over the past year. We continue to focus on building relationships with our clients and within the communities we serve to grow the company. We look forward to completing the acquisition of WashingtonFirst Bankshares, Inc. This acquisition will create the largest, locally headquartered community bank in the Greater Washington, D.C. region. It will expand access to the bank’s expertise and services, and ultimately benefit our clients and shareholders,” said Daniel J. Schrider, President and Chief Executive Officer.

Third Quarter Highlights:

•	Total loans increased 11% compared to the third quarter of 2016 and 1% compared to the second quarter of 2017. The year-over-year increase was driven primarily by year-over-year growth of 15% in the commercial loan portfolio.

•	Total deposits grew 12% from the prior year quarter and 2% from the prior quarter.

•	The net interest margin was 3.54% for the third quarter of 2017, compared to 3.50% for the third quarter of 2016 and 3.60% for the second quarter of 2017. Net interest income from the second quarter of 2017 included $0.7 million from the full payoff of a previously acquired credit impaired loan. Exclusive of this non-core item, the previous quarter’s margin would have been 3.54%.

•	Return on average common equity was 10.74% as compared to 10.11% from the prior year.

•	The Non-GAAP efficiency ratio was 53.76% for the current quarter as compared to 56.33% for the third quarter of 2016 and 54.10% for the second quarter of 2017.

•	Pre-tax, pre-provision income increased 17% compared with the third quarter of 2016.

Review of Balance Sheet and Credit Quality

At September 30, 2017, total assets were $5.3 billion, an 11% increase compared to $4.8 billion at September 30, 2016. Loan growth continues to be the driver of asset growth as total loans ended the period at $4.2 billion compared to $3.8 billion at September 30, 2016. The growth in the loan portfolio was funded primarily by a 12% increase in total deposits from September 30, 2016, to September 30, 2017.

Combined noninterest-bearing and interest-bearing checking account balances at September 30, 2017, an important performance driver of multiple-product banking relationships with clients, increased by 11% compared to balances at September 30, 2016.

Tangible common equity totaled $482 million at September 30, 2017, compared to $446 million at September 30, 2016. As a result of asset growth over the preceding 12 months, the ratio of tangible common equity to tangible assets decreased to 9.18% at September 30, 2017, from 9.43% at September 30, 2016. Dividends at $0.26 per common share were 8% higher in the third quarter of 2017 compared to the $0.24 per common share of third quarter of 2016. At September 30, 2017, the Company had a total risk-based capital ratio of 12.01%, a common equity tier 1 risk-based capital ratio of 10.99%, a tier 1 risk-based capital ratio of 10.99% and a tier 1 leverage ratio of 9.28%.

The level of non-performing loans to total loans decreased to 0.72% at September 30, 2017, compared to 0.85% at September 30, 2016, as a result of the growth in the loan portfolio and a reduction in non-performing loans. At September 30, 2017, non-performing loans totaled $30.2 million compared to $32.0 million at September 30, 2016, and $32.2 million at June 30, 2017. Non-performing loans include accruing loans 90 days or more past due and restructured loans.

Loan charge-offs, net of recoveries, totaled $1.1 million for the third quarter of 2017 compared to $0.2 million for the third quarter of 2016. The increase in charge-offs was the result of a commercial loan charge-off taken during the current quarter. The allowance for loan losses represented 1.07% of outstanding loans and 149% of non-performing loans at September 30, 2017, compared to 1.16% of outstanding loans and 137% of non-performing loans at September 30, 2016. The decline in the allowance to outstanding loans ratio is a reflection of improved credit quality and growth of the loan portfolio over the past year.

Income Statement Review

Net interest income for the third quarter of 2017 increased 13% compared to the third quarter of 2016 as average loans from quarter to quarter increased 12%. The net interest margin improved to 3.54% for the third quarter of 2017 compared to 3.50% for the third quarter of 2016. The margin improvement reflects the impact of loan growth, the cumulative benefits associated with the execution of funding strategies and higher yields associated with the investment portfolio.

The provision for loan losses was $0.9 million for the third quarter of 2017 compared to $0.8 million for the third quarter of 2016 and $1.3 million for the second quarter of 2017. The current quarter’s provision increase as compared to the prior year quarter was the result of qualitative adjustments related to composition and concentration of loan credits which offset the impact of lower quarterly loan growth in 2017 versus 2016.

Non-interest income increased to $12.7 million for the third quarter of 2017 compared to $12.6 million for the third quarter of 2016. Wealth management income for the third quarter of 2017 increased to $4.9 million or 12% as compared to $4.3 million for the third quarter of 2016. Insurance agency commissions increased 9% for the third quarter compared to same period of the prior year as a result last year’s agency acquisition. These results were offset by the $0.5 million decline in mortgage banking income from the prior year’s results as mortgage loan originations declined in the current quarter compared to the prior year.

Non-interest expenses increased 6% to $31.2 million for the third quarter of 2017 compared to $29.3 million in the third quarter of 2016. The increase in the current quarter compared to the prior year quarter was driven primarily by a $0.6 million increase in salary costs related to performance incentives and volume driven compensation costs, $0.3 million in merger related expenses and $0.6 million in other expenses. The non-GAAP efficiency ratio was 53.76% for the third quarter of 2017 compared to 56.33% for the third quarter of 2016 as a result of the growth in net interest income.

Net interest income for the first nine months of 2017 increased 13% compared to the first nine months of 2016 due primarily to an increase in average loans, which was funded primarily by an 11% increase in average deposits. As a result, the net interest margin was 3.55% for the first nine months of 2017 compared to 3.49% for the prior year period. Net interest income for the first nine months of 2017 included $0.7 million from the full payoff of a previously acquired credit impaired loan. Exclusive of this recovery the net interest margin would have been 3.54%.

The provision for loan losses was $2.5 million for the first nine months of 2017 compared to $5.0 million for the first nine months of 2016 primarily reflecting the growth in the loan portfolio over the prior year period offset by the effects of improved credit quality of the loan portfolio.

Non-interest income was $38.9 million for the first nine months of 2017 compared to $38.7 million for the first nine months of 2016. The first nine months of 2017 included gains of $1.3 million on sales of investment securities. The same prior year period included a $1.2 million gain on the extinguishment of subordinated debentures and $1.9 million in gains on the sales of investment securities. Excluding these gains, non-interest income increased 6% compared to the prior year period primarily due to increases in wealth management income, insurance agency commissions and other non-interest income.

Non-interest expenses increased 2% to $94.0 million for the first nine months of 2017 compared to $92.5 million for the prior year period. The nine months ended September 30, 2017, included increases from the prior year of $1.2 million in salaries and benefits, $0.5 million in FDIC insurance as a result of asset growth, and $1.3 million in merger expenses. These increases were partially offset by the decrease in prepayment penalties of $1.9 million for the early payoff of high-rate FHLB advances as compared to the nine months ended September 30, 2016. The non-GAAP efficiency ratio decreased to 54.21% for the first nine months of 2017 compared to 59.05% for the first nine months of 2016 as a direct result of the growth in net interest income.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Webcast of the conference call is available through the Investor Relations’ section of the Sandy Spring Website at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Website are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Website until 9:00 am (ET) November 2, 2017. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10112289.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $5.3 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com

Website: www.sandyspringbank.com

Media Contact:

Jen Schell

301-570-8331

jschell@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2016, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Website at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2017	2016	Change	2017	2016	Change
Results of Operations:
Net interest income	$42,697	$37,731	13%	$125,276	$110,585	13%
Provision for loan losses	934	781	20	2,450	4,974	(51)
Non-interest income	12,746	12,584	1	38,949	38,698	1
Non-interest expenses	31,191	29,326	6	94,040	92,514	2
Income before income taxes	23,318	20,208	15	67,735	51,795	31
Net income	15,089	13,474	12	44,942	34,934	29

Pre-tax pre-provision income	$24,597	$20,989	17	$71,517	$56,769	26

Return on average assets	1.13%	1.13%		1.15%	0.99%
Return on average common equity	10.74%	10.11%		10.99%	8.88%
Net interest margin	3.54%	3.50%		3.55%	3.49%
Efficiency ratio - GAAP basis (1)	56.26%	58.28%		57.26%	61.97%
Efficiency ratio - Non-GAAP basis (1)	53.76%	56.33%		54.21%	59.05%

Per share data:
Basic net income	$0.62	$0.56	11%	$1.86	$1.45	28%
Diluted net income	$0.62	$0.56	11	$1.86	$1.45	28
Average fully diluted shares	24,223,004	24,122,923	-	24,201,448	24,151,622	-
Dividends declared per share	$0.26	$0.24	8	$0.78	$0.72	8
Book value per share	23.53	22.47	5	23.53	22.47	5
Tangible book value per share	20.07	18.66	8	20.07	18.66	8
Outstanding shares	23,990,370	23,886,651	-	23,990,370	23,886,651	-

Financial Condition at period-end:
Investment securities	$795,922	$691,471	15%	$795,922	$691,471	15%
Loans	4,194,118	3,780,507	11	4,194,118	3,780,507	11
Interest-earning assets	5,049,229	4,537,331	11	5,049,229	4,537,331	11
Assets	5,334,788	4,810,611	11	5,334,788	4,810,611	11
Deposits	3,955,792	3,537,157	12	3,955,792	3,537,157	12
Interest-bearing liabilities	3,422,568	3,087,135	11	3,422,568	3,087,135	11
Stockholders' equity	564,480	536,655	5	564,480	536,655	5

Capital ratios:
Tier 1 leverage (4)	9.28%	10.25%		9.28%	10.25%
Tier 1 capital to risk-weighted assets (4)	10.99%	12.17%		10.99%	12.17%
Total regulatory capital to risk-weighted assets (4)	12.01%	13.29%		12.01%	13.29%
Common equity tier 1 capital to risk-weighted assets (4)	10.99%	11.41%		10.99%	11.41%
Tangible common equity to tangible assets (2)	9.18%	9.43%		9.18%	9.43%
Average equity to average assets	10.52%	11.17%		10.50%	11.18%

Credit quality ratios:
Allowance for loan losses to loans	1.07%	1.16%		1.07%	1.16%
Non-performing loans to total loans	0.72%	0.85%		0.72%	0.85%
Non-performing assets to total assets	0.59%	0.69%		0.59%	0.69%
Allowance for loan losses to non-performing loans	148.73%	137.41%		148.73%	137.41%
Annualized net charge-offs to average loans (3)	0.10%	0.02%		0.05%	0.07%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at September 30, 2017

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2017	2016	2017	2016
Pre-tax pre-provision income:
Net income	$15,089	$13,474	$44,942	$34,934
Plus non-GAAP adjustment:
Merger expenses	345	-	1,332	-
Income taxes	8,229	6,734	22,793	16,861
Provision for loan losses	934	781	2,450	4,974
Pre-tax pre-provision income	$24,597	$20,989	$71,517	$56,769

Efficiency ratio - GAAP basis:
Non-interest expenses	$31,191	$29,326	$94,040	$92,514

Net interest income plus non-interest income	$55,443	$50,315	$164,225	$149,283

Efficiency ratio - GAAP basis	56.26%	58.28%	57.26%	61.97%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$31,191	$29,326	$94,040	$92,514
Less non-GAAP adjustment:
Amortization of intangible assets	25	34	76	94
Loss on FHLB Redemption	-	-	1,275	3,167
Merger expenses	345	-	1,332	-
Non-interest expenses - as adjusted	$30,821	$29,292	$91,357	$89,253

Net interest income plus non-interest income	$55,443	$50,315	$164,225	$149,283
Plus non-GAAP adjustment:
Tax-equivalent income	1,888	1,688	5,585	4,993
Less non-GAAP adjustments:
Securities gains	-	-	1,275	1,919
Gain on redemption of subordinated debentures	-	-	-	1,200
Net interest income plus non-interest income - as adjusted	$57,331	$52,003	$168,535	$151,157

Efficiency ratio - Non-GAAP basis	53.76%	56.33%	54.21%	59.05%

Tangible common equity ratio:
Total stockholders' equity	$564,480	$536,655	$564,480	$536,655
Accumulated other comprehensive income	3,477	(4,465)	3,477	(4,465)
Goodwill	(85,768)	(85,768)	(85,768)	(85,768)
Other intangible assets, net	(604)	(716)	(604)	(716)
Tangible common equity	$481,585	$445,706	$481,585	$445,706

Total assets	$5,334,788	$4,810,611	$5,334,788	$4,810,611
Goodwill	(85,768)	(85,768)	(85,768)	(85,768)
Other intangible assets, net	(604)	(716)	(604)	(716)
Tangible assets	$5,248,416	$4,724,127	$5,248,416	$4,724,127

Tangible common equity ratio	9.18%	9.43%	9.18%	9.43%

Outstanding common shares	23,990,370	23,886,651	23,990,370	23,886,651
Tangible book value per common share	$20.07	$18.66	$20.07	$18.66

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2017	2016	2016
Assets
Cash and due from banks	$50,076	$53,190	$48,666
Federal funds sold	2,838	1,953	1,106
Interest-bearing deposits with banks	49,267	78,982	48,425
Cash and cash equivalents	102,181	134,125	98,197
Residential mortgage loans held for sale (at fair value)	7,084	13,222	15,822
Investments available-for-sale (at fair value)	756,069	733,554	655,642
Other equity securities	39,853	46,094	35,829
Total loans	4,194,118	3,927,808	3,780,507
Less: allowance for loan losses	(44,924)	(44,067)	(43,942)
Net loans	4,149,194	3,883,741	3,736,565
Premises and equipment, net	54,108	53,562	53,356
Other real estate owned	1,448	1,911	1,274
Accrued interest receivable	16,045	14,589	13,123
Goodwill	85,768	85,768	85,768
Other intangible assets, net	604	680	716
Other assets	122,434	124,137	114,319
Total assets	$5,334,788	$5,091,383	$4,810,611

Liabilities
Noninterest-bearing deposits	$1,312,710	$1,138,139	$1,154,227
Interest-bearing deposits	2,643,082	2,439,405	2,382,930
Total deposits	3,955,792	3,577,544	3,537,157
Securities sold under retail repurchase agreements and federal funds purchased	146,569	125,119	124,205
Advances from FHLB	632,917	790,000	550,000
Subordinated debentures	-	30,000	30,000
Accrued interest payable and other liabilities	35,030	35,148	32,594
Total liabilities	4,770,308	4,557,811	4,273,956

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 23,990,370,
23,901,084 and 23,886,651 at September 30, 2017, December 31, 2016 and September 30, 2016, respectively	23,990	23,901	23,887
Additional paid in capital	167,455	165,871	164,937
Retained earnings	376,512	350,414	343,366
Accumulated other comprehensive loss	(3,477)	(6,614)	4,465
Total stockholders' equity	564,480	533,572	536,655
Total liabilities and stockholders' equity	$5,334,788	$5,091,383	$4,810,611

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2017	2016	2017	2016
Interest Income:
Interest and fees on loans	$43,891	$38,224	$126,861	$111,358
Interest on loans held for sale	119	96	273	294
Interest on deposits with banks	108	49	289	156
Interest and dividends on investment securities:
Taxable	3,410	2,623	10,572	8,749
Exempt from federal income taxes	2,053	1,864	6,110	5,753
Interest on federal funds sold	8	1	18	3
Total interest income	49,589	42,857	144,123	126,313
Interest Expense:
Interest on deposits	3,701	2,128	9,212	6,006
Interest on retail repurchase agreements and federal funds purchased	83	74	238	212
Interest on advances from FHLB	3,108	2,699	9,385	8,812
Interest on subordinated debt	-	225	12	698
Total interest expense	6,892	5,126	18,847	15,728
Net interest income	42,697	37,731	125,276	110,585
Provision for loan losses	934	781	2,450	4,974
Net interest income after provision for loan losses	41,763	36,950	122,826	105,611
Non-interest Income:
Investment securities gains	-	-	1,275	1,919
Service charges on deposit accounts	2,140	2,035	6,121	5,894
Mortgage banking activities	632	1,129	2,080	2,770
Wealth management income	4,864	4,347	14,092	13,200
Insurance agency commissions	1,950	1,786	4,924	4,180
Income from bank owned life insurance	609	616	1,808	1,846
Bank card fees	1,211	1,189	3,609	3,498
Other income	1,340	1,482	5,040	5,391
Total non-interest income	12,746	12,584	38,949	38,698
Non-interest Expenses:
Salaries and employee benefits	18,442	17,848	54,525	53,299
Occupancy expense of premises	3,294	3,130	9,907	9,765
Equipment expenses	1,722	1,745	5,213	5,102
Marketing	784	628	2,223	1,971
Outside data services	1,286	1,349	4,045	4,067
FDIC insurance	850	726	2,478	2,012
Amortization of intangible assets	25	34	76	94
Merger expenses	345	-	1,332	-
Other expenses	4,443	3,866	14,241	16,204
Total non-interest expenses	31,191	29,326	94,040	92,514
Income before income taxes	23,318	20,208	67,735	51,795
Income tax expense	8,229	6,734	22,793	16,861
Net income	$15,089	$13,474	$44,942	$34,934

Net Income Per Share Amounts:
Basic net income per share	$0.62	$0.56	$1.86	$1.45
Diluted net income per share	$0.62	$0.56	$1.86	$1.45
Dividends declared per share	$0.26	$0.24	$0.78	$0.72

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2017			2016
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$51,477	$50,477	$47,754	$45,961	$44,545	$43,443	$43,317
Interest expense	6,892	6,250	5,705	5,276	5,126	5,071	5,531
Tax-equivalent net interest income	44,585	44,227	42,049	40,685	39,419	38,372	37,786
Tax-equivalent adjustment	1,888	1,901	1,796	1,718	1,688	1,640	1,664
Provision for loan losses	934	1,322	194	572	781	2,957	1,236
Non-interest income	12,746	13,571	12,632	12,344	12,584	12,751	13,363
Non-interest expenses	31,191	32,868	29,981	30,544	29,326	30,871	32,317
Income before income taxes	23,318	21,707	22,710	20,195	20,208	15,655	15,932
Income tax expense	8,229	6,966	7,598	6,879	6,734	5,008	5,119
Net income	$15,089	$14,741	$15,112	$13,316	$13,474	$10,647	$10,813
Financial Performance:
Pre-tax pre-provision income (2)	$24,597	$24,016	$22,904	$20,767	$20,989	$18,612	$17,168
Return on average assets	1.13%	1.14%	1.20%	1.09%	1.13%	0.92%	0.93%
Return on average common equity	10.74%	10.80%	11.45%	9.92%	10.11%	8.21%	8.29%
Net interest margin	3.54%	3.60%	3.51%	3.52%	3.50%	3.51%	3.44%
Efficiency ratio - GAAP basis (1)	56.26%	58.80%	56.69%	59.53%	58.28%	62.39%	65.31%
Efficiency ratio - Non-GAAP basis (1)	53.76%	54.10%	54.78%	57.54%	56.33%	59.12%	61.84%
Per Share Data:
Basic net income per share	$0.62	$0.61	$0.63	$0.55	$0.56	$0.45	$0.45
Diluted net income per share	$0.62	$0.61	$0.63	$0.55	$0.56	$0.44	$0.45
Average fully diluted shares	24,223,004	24,262,745	24,158,566	24,140,534	24,122,923	24,108,668	24,222,940
Dividends declared per common share	$0.26	$0.26	$0.26	$0.26	$0.24	$0.24	$0.24
Non-interest Income:
Securities gains	$-	$1,273	$2	$13	$-	$150	$1,769
Service charges on deposit accounts	2,140	2,017	1,964	2,059	2,035	1,956	1,903
Mortgage banking activities	632	840	608	1,279	1,129	1,106	535
Wealth management income	4,864	4,744	4,484	4,605	4,347	4,448	4,405
Insurance agency commissions	1,950	1,222	1,752	1,228	1,786	949	1,445
Income from bank owned life insurance	609	605	594	616	616	615	615
Bank card fees	1,211	1,253	1,145	1,176	1,189	1,220	1,089
Other income	1,340	1,617	2,083	1,368	1,482	2,307	1,602
Total Non-interest Income	$12,746	$13,571	$12,632	$12,344	$12,584	$12,751	$13,363
Non-interest Expense:
Salaries and employee benefits	$18,442	$18,282	$17,801	$18,055	$17,848	$17,221	$18,230
Occupancy expense of premises	3,294	3,211	3,402	3,195	3,130	3,162	3,473
Equipment expenses	1,722	1,767	1,724	1,781	1,745	1,693	1,664
Marketing	784	776	663	880	628	662	681
Outside data services	1,286	1,367	1,392	1,310	1,349	1,355	1,363
FDIC insurance	850	823	805	729	726	649	637
Amortization of intangible assets	25	25	26	36	34	28	32
Merger expenses	345	987	-	-	-	-	-
Professional fees	1,053	1,045	955	1,268	987	1,447	1,138
Other real estate owned expenses	4	(6)	5	2	5	(5)	17
Other expenses	3,386	4,591	3,208	3,288	2,874	4,659	5,082
Total Non-interest Expense	$31,191	$32,868	$29,981	$30,544	$29,326	$30,871	$32,317

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	Pre-tax pre-provision income includes an adjustment to exclude the impact of merger expenses.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2017			2016
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$882,890	$871,766	$848,814	$841,692	$854,055	$820,618	$804,105
Residential construction loans	171,814	169,901	170,285	150,229	144,998	142,710	138,221
Commercial AD&C loans	295,222	314,259	309,350	308,279	302,522	285,585	261,204
Commercial investor real estate loans	1,104,669	1,069,988	979,410	928,113	847,946	824,252	783,161
Commercial owner occupied real estate loans	831,461	797,629	772,443	775,552	736,744	700,599	675,560
Commercial business loans	451,667	451,570	457,216	467,286	444,129	451,711	451,239
Consumer loans	456,395	458,058	455,478	456,657	450,113	447,149	447,198
Total loans	4,194,118	4,133,171	3,992,996	3,927,808	3,780,507	3,672,624	3,560,688
Allowance for loan losses	(44,924)	(45,079)	(43,861)	(44,067)	(43,942)	(43,384)	(41,766)
Loans held for sale	7,084	5,743	17,717	13,222	15,822	13,490	27,806
Investment securities	795,922	821,491	855,707	779,648	691,471	734,828	742,401
Interest-earning assets	5,049,229	4,988,704	4,919,927	4,801,613	4,537,331	4,461,180	4,447,063
Total assets	5,334,788	5,270,521	5,201,164	5,091,383	4,810,611	4,739,449	4,716,608
Noninterest-bearing demand deposits	1,312,710	1,302,536	1,234,505	1,138,139	1,154,227	1,176,135	1,084,746
Total deposits	3,955,792	3,885,445	3,799,198	3,577,544	3,537,157	3,510,141	3,412,308
Customer repurchase agreements	146,569	127,312	141,244	125,119	124,205	117,887	121,043
Total interest-bearing liabilities	3,422,568	3,380,221	3,380,937	3,384,524	3,087,135	2,996,893	3,073,605
Total stockholders' equity	564,480	554,683	544,261	533,572	536,655	529,479	522,392
Quarterly Average Balance Sheets:
Residential mortgage loans	$880,782	$860,081	$847,896	$848,399	$836,452	$811,705	$807,443
Residential construction loans	172,921	169,130	157,152	148,248	147,602	142,854	134,708
Commercial AD&C loans	291,569	302,924	310,325	310,110	287,836	272,090	261,687
Commercial investor real estate loans	1,090,641	1,010,389	945,080	878,511	832,529	788,785	750,821
Commercial owner occupied real estate loans	808,802	776,279	774,964	750,679	717,371	684,907	677,786
Commercial business loans	459,779	454,724	462,444	452,195	446,123	453,459	460,903
Consumer loans	457,526	461,672	458,162	454,349	450,171	449,594	451,075
Total loans	4,162,020	4,035,199	3,956,023	3,842,491	3,718,084	3,603,394	3,544,423
Loans held for sale	7,093	7,077	7,402	12,454	10,207	8,326	14,036
Investment securities	813,179	842,837	818,287	703,574	709,527	739,132	810,593
Interest-earning assets	5,019,133	4,922,389	4,829,208	4,599,426	4,477,438	4,394,879	4,411,796
Total assets	5,297,368	5,202,398	5,111,698	4,878,660	4,747,020	4,664,343	4,685,747
Noninterest-bearing demand deposits	1,293,470	1,251,396	1,159,715	1,167,379	1,131,739	1,082,762	1,021,471
Total deposits	3,916,657	3,810,180	3,673,731	3,582,437	3,528,665	3,429,897	3,300,131
Customer repurchase agreements	133,145	132,552	128,485	128,471	120,702	122,597	110,862
Total interest-bearing liabilities	3,407,279	3,360,128	3,375,002	3,138,420	3,045,998	3,020,505	3,103,710
Total stockholders' equity	557,282	547,229	535,308	534,057	530,241	521,387	524,309
Financial Measures:
Average equity to average assets	10.52%	10.52%	10.47%	10.95%	11.17%	11.18%	11.19%
Investment securities to earning assets	15.76%	16.47%	17.39%	16.24%	15.24%	16.47%	16.69%
Loans to earning assets	83.06%	82.85%	81.16%	81.80%	83.32%	82.32%	80.07%
Loans to assets	78.62%	78.42%	76.77%	77.15%	78.59%	77.49%	75.49%
Loans to deposits	106.02%	106.38%	105.10%	109.79%	106.88%	104.63%	104.35%
Capital Measures:
Tier 1 leverage (1)	9.28%	9.26%	9.26%	10.14%	10.25%	10.29%	10.23%
Tier 1 capital to risk-weighted assets (1)	10.99%	10.96%	11.02%	11.74%	12.17%	12.42%	12.74%
Total regulatory capital to risk-weighted assets (1)	12.01%	12.00%	12.06%	12.80%	13.29%	13.57%	13.86%
Common equity tier 1 capital to risk-weighted assets (1)	10.99%	10.96%	11.02%	11.01%	11.41%	11.63%	11.79%
Book value per share	$23.53	$23.13	$22.74	$22.32	$22.47	$22.18	$21.92
Outstanding shares	23,990,370	23,983,997	23,930,165	23,901,084	23,886,651	23,874,650	23,827,305

(1)	Estimated ratio at September 30, 2017

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2017			2016
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans 90 days past due:
Commercial business	$-	$-	$-	$-	$163	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	424	-	-	-	-	-
Consumer	1	4	-	-	-	2	1
Residential real estate:
Residential mortgage	225	-	232	232	-	-	-
Residential construction	-	-	-	-	-	-	-
Total loans 90 days past due	226	428	232	232	163	2	1
Non-accrual loans:
Commercial business	6,091	6,807	4,849	5,833	4,140	4,263	3,741
Commercial real estate:
Commercial AD&C	137	137	137	137	137	137	147
Commercial investor real estate	5,589	6,934	7,970	8,107	9,189	8,868	7,885
Commercial owner occupied real estate	5,012	4,926	5,106	4,823	5,591	5,678	7,149
Consumer	3,152	3,111	3,058	2,859	2,726	2,600	2,715
Residential real estate:
Residential mortgage	7,345	7,101	6,908	7,257	7,321	6,186	9,329
Residential construction	182	187	189	195	199	202	412
Total non-accrual loans	27,508	29,203	28,217	29,211	29,303	27,934	31,378
Total restructured loans - accruing	2,471	2,569	2,409	2,489	2,512	3,420	4,716
Total non-performing loans	30,205	32,200	30,858	31,932	31,978	31,356	36,095
Other assets and real estate owned (OREO)	1,448	1,460	1,294	1,911	1,274	1,311	2,414
Total non-performing assets	$31,653	$33,660	$32,152	$33,843	$33,252	$32,667	$38,509

	For the Quarter Ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2017	2017	2017	2016	2016	2016	2016
Analysis of Non-accrual Loan Activity:
Balance at beginning of period	$29,203	$28,217	$29,211	$29,303	$27,934	$31,378	$30,031
Non-accrual balances transferred to OREO	(411)	(175)	(113)	(637)	(38)	-	-
Non-accrual balances charged-off	(1,127)	(179)	(391)	(390)	(245)	(1,305)	(274)
Net payments or draws	(1,869)	(1,804)	(1,382)	(1,547)	(525)	(4,810)	(914)
Loans placed on non-accrual	1,712	3,144	1,461	2,482	2,486	2,671	2,535
Non-accrual loans brought current	-	-	(569)	-	(309)	-	-
Balance at end of period	$27,508	$29,203	$28,217	$29,211	$29,303	$27,934	$31,378

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,079	$43,861	$44,067	$43,942	$43,384	$41,766	$40,895
Provision for loan losses	934	1,322	194	572	781	2,957	1,236
Less loans charged-off, net of recoveries:
Commercial business	1,029	107	260	285	95	106	67
Commercial real estate:
Commercial AD&C	-	(103)	-	(18)	(22)	-	48
Commercial investor real estate	(10)	(78)	(5)	(9)	(12)	(107)	192
Commercial owner occupied real estate	5	-	-	-	(1)	(1)	(3)
Consumer	103	189	167	177	145	364	54
Residential real estate:
Residential mortgage	(32)	(3)	(16)	18	24	989	15
Residential construction	(6)	(8)	(6)	(6)	(6)	(12)	(8)
Net charge-offs	1,089	104	400	447	223	1,339	365
Balance at end of period	$44,924	$45,079	$43,861	$44,067	$43,942	$43,384	$41,766

Asset Quality Ratios:
Non-performing loans to total loans	0.72%	0.78%	0.77%	0.81%	0.85%	0.85%	1.01%
Non-performing assets to total assets	0.59%	0.64%	0.62%	0.66%	0.69%	0.69%	0.82%
Allowance for loan losses to loans	1.07%	1.09%	1.10%	1.12%	1.16%	1.18%	1.17%
Allowance for loan losses to non-performing loans	148.73%	140.00%	142.14%	138.00%	137.41%	138.36%	115.72%
Annualized net charge-offs to average loans	0.10%	0.01%	0.04%	0.05%	0.02%	0.15%	0.04%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
		2017			2016
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$880,782	$7,772	3.53%	$836,452	$7,208	3.45%
Residential construction loans	172,921	1,641	3.77	147,602	1,341	3.62
Total mortgage loans	1,053,703	9,413	3.57	984,054	8,549	3.47
Commercial AD&C loans	291,569	3,705	5.04	287,836	3,398	4.70
Commercial investor real estate loans	1,090,641	12,279	4.47	832,529	9,487	4.53
Commercial owner occupied real estate loans	808,802	9,492	4.66	717,371	8,581	4.76
Commercial business loans	459,779	5,252	4.53	446,123	4,863	4.34
Total commercial loans	2,650,791	30,728	4.60	2,283,859	26,329	4.59
Consumer loans	457,526	4,395	3.84	450,171	3,916	3.48
Total loans (2)	4,162,020	44,536	4.25	3,718,084	38,794	4.16
Loans held for sale	7,093	119	6.69	10,207	96	3.75
Taxable securities	512,420	3,531	2.76	432,706	2,717	2.51
Tax-exempt securities (3)	300,759	3,175	4.22	276,821	2,888	4.17
Total investment securities	813,179	6,706	3.30	709,527	5,605	3.16
Interest-bearing deposits with banks	34,007	108	1.26	38,773	49	0.51
Federal funds sold	2,834	8	1.16	847	1	0.49
Total interest-earning assets	5,019,133	51,477	4.08	4,477,438	44,545	3.96

Less: allowance for loan losses	(45,546)			(43,498)
Cash and due from banks	48,221			45,210
Premises and equipment, net	53,938			53,162
Other assets	221,622			214,708
Total assets	$5,297,368			$4,747,020

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$615,250	135	0.09%	$579,863	112	0.08%
Regular savings deposits	326,827	57	0.07	305,077	48	0.06
Money market savings deposits	1,002,779	1,479	0.59	938,528	514	0.22
Time deposits	678,331	2,030	1.19	573,458	1,454	1.01
Total interest-bearing deposits	2,623,187	3,701	0.56	2,396,926	2,128	0.35
Other borrowings	133,145	83	0.25	120,702	74	0.24
Advances from FHLB	650,947	3,108	1.89	498,370	2,699	2.15
Subordinated debentures	-	-	-	30,000	225	3.00
Total interest-bearing liabilities	3,407,279	6,892	0.80	3,045,998	5,126	0.67

Noninterest-bearing demand deposits	1,293,470			1,131,739
Other liabilities	39,337			39,042
Stockholders' equity	557,282			530,241
Total liabilities and stockholders' equity	$5,297,368			$4,747,020

Net interest income and spread		$44,585	3.28%		$39,419	3.29%
Less: tax-equivalent adjustment		1,888			1,688
Net interest income		$42,697			$37,731

Interest income/earning assets			4.08%			3.96%
Interest expense/earning assets			0.54			0.46
Net interest margin			3.54%			3.50%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2017 and 2016. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.9 million and $1.7 million in 2017 and 2016, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Nine Months Ended September 30,
		2017			2016
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$863,040	$22,651	3.50%	$818,599	$21,010	3.42%
Residential construction loans	166,459	4,656	3.74	141,743	3,804	3.59
Total mortgage loans	1,029,499	27,307	3.54	960,342	24,814	3.45
Commercial AD&C loans	301,537	11,126	4.93	273,922	9,511	4.64
Commercial investor real estate loans	1,015,903	33,978	4.47	790,864	27,087	4.57
Commercial owner occupied real estate loans	786,805	28,501	4.84	693,442	24,946	4.81
Commercial business loans	458,973	15,321	4.46	453,468	14,819	4.37
Total commercial loans	2,563,218	88,926	4.64	2,211,696	76,363	4.61
Consumer loans	459,118	12,496	3.67	450,280	11,691	3.49
Total loans (2)	4,051,835	128,729	4.25	3,622,318	112,868	4.16
Loans held for sale	7,189	273	5.06	10,854	294	3.61
Taxable securities	526,931	10,944	2.77	470,987	9,073	2.57
Tax-exempt securities (3)	297,818	9,455	4.23	281,938	8,912	4.21
Total investment securities	824,749	20,399	3.30	752,925	17,985	3.19
Interest-bearing deposits with banks	38,006	289	1.02	41,433	156	0.50
Federal funds sold	2,493	18	0.97	688	3	0.48
Total interest-earning assets	4,924,272	149,708	4.06	4,428,218	131,306	3.96

Less: allowance for loan losses	(44,324)			(42,215)
Cash and due from banks	48,184			46,255
Premises and equipment, net	53,680			53,318
Other assets	222,682			214,284
Total assets	$5,204,494			$4,699,860

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$613,498	372	0.08%	$578,473	335	0.08%
Regular savings deposits	322,683	163	0.07	297,944	137	0.06
Money market savings deposits	992,069	3,333	0.45	914,499	1,446	0.21
Time deposits	637,478	5,344	1.12	550,195	4,088	0.99
Total interest-bearing deposits	2,565,728	9,212	0.48	2,341,111	6,006	0.34
Other borrowings	131,412	238	0.24	118,105	212	0.24
Advances from FHLB	683,231	9,385	1.84	565,493	8,812	2.08
Subordinated debentures	549	12	2.93	31,989	698	2.91
Total interest-bearing liabilities	3,380,920	18,847	0.75	3,056,698	15,728	0.69

Noninterest-bearing demand deposits	1,235,350			1,078,851
Other liabilities	41,537			38,981
Stockholders' equity	546,687			525,330
Total liabilities and stockholders' equity	$5,204,494			$4,699,860

Net interest income and spread		$130,861	3.31%		$115,578	3.27%
Less: tax-equivalent adjustment		5,585			4,993
Net interest income		$125,276			$110,585

Interest income/earning assets			4.06%			3.96%
Interest expense/earning assets			0.51			0.47
Net interest margin			3.55%			3.49%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2017 and 2016. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.6 million and $5.0 million in 2017 and 2016, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.